Retirement Benefits - Summary of Retirement Benefit Expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Defined benefit plans:
Current service cost, net of plan participants’ contributions	$ 1,188	$ 1,494	$ 1,500
Interest expense on obligations	2,364	2,282	2,309
Interest income on plan assets	(2,253)	(2,087)	(2,019)
Other	26	(221)	(404)
Total	1,325	1,468	1,386
Defined contribution plans	428	410	429
Total retirement benefit expense	$ 1,753	$ 1,878	$ 1,815